Events after the balance sheet date	12 Months Ended
Dec. 31, 2020
Events after the balance sheet date [Abstract]
Events after the balance sheet date

27. Events after the balance sheet date

The COVID-19 pandemic continues to delay enrollment of patients into our “TRAVERS” phase 2 trial with AM-125. Candidates for trial participation undergo certain types of neurosurgery, which are elective procedures. In early 2021, several sites participating in the “TRAVERS” trial have postponed elective procedures and temporarily reduced or suspended clinical research activities. Although sites are expected to catch up on enrollment once COVID-19 related restrictions are relaxed, the Company expects that final results from the trial will become only available in the third quarter of 2021, at the earliest.

On January 15, 2021, we filed a prospectus supplement with the SEC to issue up to $8.0 million in common shares under the at-the-market offering program in place with A.G.P. for a total of $25.0 million. Under the previous registration, we had issued an aggregate of 1,758,618 of our common shares for gross proceeds of approximately $3.25 million.

On February 8, 2021, we notified FiveT about our early repayment of the convertible loan as of March 8, 2021. FiveT made use of their right to convert the loan during the notice period and converted the remaining principal plus accrued interest into 516,814 common shares as of March 4, 2021.

In August 2019 Xigen, the licensor of the active substance for our Sonsuvi® product candidate, was acquired by Kuste Biopharma SAS, or Kuste, a French company. In February 2021, we were notified by Kuste of its decision to terminate the license agreement under which we are developing Sonsuvi® effective May 10, 2021 due to the alleged lack of any development work since August 2018. We consider that the purported termination is without effect and that the license agreement continues to be in full force and effect in accordance with its terms. We have retained legal counsel and intend to defend our interests, as appropriate and necessary.